COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES
                           (the "International Fund")



                  Supplement to Prospectuses Dated May 1, 2004



Effective Immediately, Penelope Burgess and Debora F. Snee began co-managing the International Fund.

The following paragraphs regarding Ms. Burgess and Ms. Snee are added to the section describing the portfolio managers for the International Fund. The paragraph regarding Mr. McAlear replaces the current paragraph in its entirety in the section describing the portfolio managers for the International Fund under the section TRUST MANAGEMENT ORGANIZATIONS; PORTFOLIO MANAGERS:

James M. McAlear, a Senior Vice President of Columbia Management, is the lead manager for the Fund and has managed the Fund since February, 1992. Mr. McAlear has been associated with Columbia Management or its predecessors since 1992.

Penelope L. Burgess, CFA, a Senior Vice President of Columbia Management, is a co-manager for the Fund and has co-managed the Fund since July, 2004. Ms. Burgess has been associated with Columbia Management or its predecessors since 1993.

Deborah F. Snee, a Senior Vice President of Columbia Management, is a co-manager for the Fund and has co-managed the Fund since July, 2004. Ms. Snee has been associated with Columbia Management or its predecessors since 1999. Prior to joining Columbia Management in 1999, Ms. Snee was a portfolio manager at Progress Investment Management and an analyst at Sit/Kim International Investments from 1993-1998.



                                                                  July 26, 2004